UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2020 (July 23, 2020)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, par value $0.01 per share	SCCO	New York Stock Exchange Lima Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On July 23, 2020, the Board of Directors of Southern Copper Corporation (the “Corporation” or the “Company”) amended the Corporation’s By-Laws to add provisions allowing virtual or remote stockholder meetings or hybrid meetings. In view of the mandatory quarantines worldwide caused by the Covid-19 pandemic, the Board of Directors of the Company deemed it advisable to amend the Company’s By-Laws to allow the Company to hold future annual meetings of stockholders by remote or virtual means or to hold hybrid meetings. The new amendments will enable stockholders to participate either in person or remotely. The Board of directors also amended the Corporation’s By-Laws to add conforming changes for virtual meetings of the Board of Directors or of the Board Committees.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the Company’s By-Laws, a copy of which is attached hereto as Exhibit 3.2 and incorporated herein by reference.

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On July 24, 2020, Corporation held its 2020 Annual Meeting of Stockholders. The total outstanding voting securities eligible to vote were 773,058,869 shares of Common Stock. 749,255,039 shares, constituting approximately 96.92 % of the total outstanding shares eligible to vote at the meeting, were present in person or by proxy.  The stockholders were asked to take the following actions:

1.     To elect our ten directors, who will serve until the 2021 annual meeting.

2.     To ratify the selection by the Audit Committee of the Board of Directors of Galaz,Yamazaki, Ruiz Urquiza S.C., a member firm of Deloitte Touche Tohmatsu Limited, as our independent accountants for calendar year 2020.

3.     To approve, by non-binding advisory vote, our executive compensation.

PROPOSAL 1 — ELECTION OF DIRECTORS

The results of the vote were as follows:

	Number of Shares
Name	For	Withheld	Broker Non-Votes
Germán Larrea Mota-Velasco	682,610,942	27,976,203	38,667,894
Oscar González Rocha	678,956,971	31,630,174	38,667,894
Vicente Ariztegui Andreve	692,069,761	18,517,384	38,667,894
Alfredo Casar Pérez	688,251,031	22,336,114	38,667,894
Enrique Castillo Sánchez Mejorada	683,431,033	27,156,112	38,667,894
Xavier García de Quevedo Topete	678,306,711	32,280,434	38,667,894
Rafael Mac Gregor Anciola	692,097,438	18,489,707	38,667,894
Luis Miguel Palomino Bonilla	682,196,575	28,390,570	38,667,894
Gilberto Perezalonso Cifuentes	674,365,124	36,222,021	38,667,894
Carlos Ruiz Sacristán	682,173,659	28,413,486	38,667,894

PROPOSAL 2 — APPROVAL OF THE APPOINTMENT OF THE CORPORATION’S INDEPENDENT PUBLIC ACCOUNTANTS

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor	Against	Abstain	Broker Non-Votes
747,171,977	1,917,113	165,949	0

PROPOSAL 3 — APPROVAL, BY NON-BINDING VOTE, OF THE CORPORATION’S EXECUTIVE COMPENSATION

The results of the vote were as follows:

Number of Votes (1 vote per share)
In Favor of Adoption	Against Adoption	Abstain	Broker Non-Votes
705,006,244	5,351,435	229,466	38,667,894

ITEM 9.01  Financial Statements and Exhibits

(d)            Exhibits:

Exhibit	3.2 By-Laws of the Corporation as last amended on July 23, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

INDEX TO EXHIBITS

Exhibits

3.2	By-Laws of the Corporation as last amended on July 23, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Andres Carlos Ferrero
Name:	Andres Carlos Ferrero
Title:	General Counsel

Date:  July 28, 2020

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